                                                                    EXHIBIT 3.15

                                                                         ENGLISH
FRANK M. SAMSON                                                           GERMAN
OFFICIAL SWORN TRANSLATOR                                                 FRENCH
Ayelas 451, Otie 95                                                   PORTUGUESE
& Fax 595-21 449-589                                                     ITALIAN
Asuncion - Paraguay                                                      SPANISH

                                  TRANSLATION
--------------------------------------------------------------------------------

                     SOCIETY OF NOTARIES PUBLIC OF PARAGUAY
                               Rosolution 106/90
                            Supreme Court of Justice
                                 SECURITY SHEET
                                  MOTARIAL ACT

Series B-95                                                           No. 373902

[NOTARY STAMP]

TRULY CONSISTENT with the original Statement No. 473 Page 1508 & foll. of the Book of the Civil Division, Sec. "B" of the Notarial Registry No. 37, located in
the District of Asuncion,      and prepared by the Notary Public Ramon
Zubizarreta Z.      in his/her capacity of Notary Public of said Notarial
Registry. I am issuing this first certified copy for PARFINA S.A., this first day of November, 1996.-

                                               (Sgd):   Ramon Zubizarreta Z.
                                                           Notary Public

(Translator's Note: There is a stamp attesting to recordal with the Register of Legal Persons & Associations under No. 776, and a further stamp showing recordal with the Public Register of Commerce under No. 15, dated Jan. 9, 1996.)

[NOTARY STAMP]
--------------------------------------------------------------------------------

I, the undersigned, DO HEREBY CERTIFY, that the foregoing is a true and accurate to English translation of the document in Spanish, attached hereto.- IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal, in the City of Asuncion, Capital of Paraguay, this 1st day of August, A.D. 1999.-

                                                                  [NOTARY STAMP]
                                                                /s/
                                                                   -------------

                                                                         ENGLISH
FRANK M. SAMSON                                                           GERMAN
OFFICIAL SWORN TRANSLATOR                                                 FRENCH
Ayelas 451, Otie 95                                                   PORTUGUESE
& Fax 595-21 449-589                                                     ITALIAN
Asuncion - Paraguay                                                      SPANISH

                                  TRANSLATION
--------------------------------------------------------------------------------

SOCIETY OF NOTARIES PUBLIC OF PARAGUAY

[NOTARY STAMP]                                                    [NOTARY STAMP]
/s/                                                             /s/
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SERIES E

FORMATION OF THE COMPANY "OCEANPAR SOCIEDAD ANONIMA"

NUMBER SIXTEEN.- In the City of Asuncion, Capital of the Republic of Paraguay, this 2nd day of December one thousand nine hundred ninety-six, before me, NORMA CRISTINA LOPEZ BERNAL, a Notary Public, with Notarial Registry No. 502, in my offices, 1102 Ayelas, personally appear:-

I. Mr. CARLOS EDUARDO BENITEZ BALMELLI, a Paraguayan citizen, an attorney at law, married and living in separation of marital assets, according to Court Decision No. 1460 dated 09.17.96, issued by the Court of First Instance in Civil & Commercial Matters, 5th Chamber, Clerk Daniel Colman M., recorded with
Section 14, General Bureau of Public Registries under No. 780, on page 780, Series "A", Registry of Dissolution and Liquidation of Marital Societies, on Oct. 3, '96. This decision is in full force. The party complied with the law on obligatory military service; and

II. Mr. JORGE JOSE ALVAREZ, an Argentine citizen, businessman, married, and his wife, Mrs. GRACIELA DELIA BLANCO (de) ALVAREZ, AN Argentine citizen. They prove their identity with the Paraguayan I.D. Cards No. 445,975, 3,759,146, and the Argentine National Document No. 5,761,808, respectively, domiciled, for the purposes hereof, at 646 25 de Mayo, 7th floor, in this city.

The appearers are residents of this city, which I do hereby certify, And Messrs. Carlos Eduardo Benitez Balmelli and Jorge Jose Alvarez, both of age, state: That they have resolved establishing a stock company in accordance with the laws in force, and implementing this decision, they provide that the company be governed by the laws and following By-Laws:

TITLE I - NAME, ADDRESS, TERM.- Article One: The Appearers hereby establish a company that will bear the name of "OCEANPAR SOCIEDAD ANONIMA", with registered offices in the City of Asuncion, Republic of Paraguay. The Board of Directors shall be empowered to establish branches, agencies, representative offices and other facilities at

[NOTARY STAMP]                                                    [NOTARY STAMP]
/s/                                                             /s/
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any location within or without the country.- Article 2. The Company shall have a term of ninety (90) years counted from the date of recording thereof with the Registry of Legal Persons and Associations, term which may be extended or shortened by decision of an Extraordinary General Meeting of the Shareholders.-

[NOTARY STAMP]

TITLE II - PURPOSE - Article 3. The purpose of the Company shall be to conduct, by its own account or for the account of third parties, or associated with third parties, at any location of the Republic or abroad, following business transactions:- (a) To carry out, within or without the country, transportation services on a regular or non-regular basis, by sea, river and/or lake, of persons or cargo, mail, and/or perform maritime work and/or services in general;
(b) To manage and/or operate vessels owned by the Company or by third parties, as well as to hold the representation of other shipowners; (c) To enter into carriage agreements; (d) To enter into ship operation agreements with other physical and/or legal persons, for attending to and carrying out carriage operations; (e) To act as Steamship Agents and to represent vessels owned by the Company and/or third parties; (f) To conduct any kind of import/export transactions and rendering of services; (g) To give personal guaranties and property liens for liabilities of third parties; (h) To render services of personnel training in connection with waterborne operations; (i) To operate port terminals, to carry out carriage, transshipments in operations of on-shipment by barge or completion of cargoes; (j) To carry out loading, discharging and stowage operations; (k) To conduct towing operations; (l) To act as brokers for vessels and/or cargoes; (m) To build and/or repair vessels and/or naval artifacts; (n) To exploit public and private concessions of any kind [***] [***] To represent third parties in any of the forms used in the [***] of maritime business; (o) To intervene in any setps related to the establishment, operation, management and distribution of [***] that may arise under the policies set by the proper authorities; (p) For the above-mentioned purposes and, in general, [***] any activity related to the Company's purpose, the Company may become the owner, give vessels or take same in lease, time charter, per voyage, on a barebottom basis, or under any other agreement on use of vessels; (q) To buy, sell, build, manage and operate city and/or rural real estate, including all operations provided for under the laws and regulations concerning sale by

[NOTARY STAMP]               [NOTARY STAMP]                       [NOTARY STAMP]
/s/                          /s/                                  /s/
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apartment ("horizontal property"); (r) To perform any kind of mandates, representations, agencies, commissions, consignations, business factoring and management of property, capital and companies in general; (s) To carry out any operation or activity that may be related to, subsidiary, incidental, supplementary to or required for the main purposes; the Company shall have, for such end, full legal ability for acquiring rights, incur liabilities and to perform those acts which are not prohibited under the laws or these By-Laws.

[NOTARY STAMP]

TITLE III- CAPITAL - SHARES - OBLIGATIONS

Article 4. The Company's capital shall be established in the amount of Forty Million Guaranis (Gs. 40,000,000) fully issued and represented by forty (40) ordinary bearer shares, with an at par value of One Million Guaranis (Gs. 1,000,000) each share, numbered from 1 through 40. Any share certificates shall contain the specifications provided for under Article 1069 of the Civil Code and those resolved by the Board of Directors, and all shall be signed by the President and one Regular Director. An increase of the Company's capital may be resolved by the Extraordinary General Meeting of the Shareholders.

Article 5. At this act, there are issued all shares representing the Company's capital, and they shall be subscribed to and paid up in the manner set forth in
Article 21 hereof.

The subscription and holding of shares in the Company shall imply the knowledge and acceptance of these By-Laws, as well as the adherence of any shareholder to all firm resolutions adopted by the Meetings of the Shareholders.

Article 6. The Company shall be entitled to borrow by means of public or private instruments, by the issue of negotiable securities or debentures, by certificates of even amount; any certificate may represent more than the obligation. All obligations or securities shall be registered. The issue, placement and other terms thereof shall be resolved by the Annual General Meeting of the Shareholders, and the timing thereof shall be resolved by the Board of Directors, abiding by all provisions applicable thereto, as established by the Civil Code in its Third Book, Title II, Section V.

[NOTARY STAMP]

TITLE IV - CONDUCTION AND MANAGEMENT - Article 7. The management of the Company shall be the responsibility of a Board of Directors consisting of 2 - 5 regular members, if required, 1-3 alternate members, from among which there shall be elected a President and a Vice-President. All members shall hold their office for one year

[NOTARY STAMP]               [NOTARY STAMP]                       [NOTARY STAMP]
/s/                          /s/                                  /s/
-------------------          -------------------                  -------------

[NOTARY STAMP]

[NOTARY STAMP]

and may be reelected, Their remuneration shall be fixed by the Meeting of the Shareholders. The Annual Meetings of the Shareholders shall determine the number of regular and alternate members for each fiscal year. In the event of occurring vacancies in such number that the Board of Directors may not be formed, the remaining Directors shall, with the Controller's intervention fill such vacant offices or call a General Meeting of the Shareholders for such purpose.

Article 8. The Board of Directors shall elect its officers at its first meeting after the appointment. The Board of Directors shall hold meetings whenever it is called by the President or any two Directors or by the Controller. It shall validly adopt its resolutions with the presence of half of its Regular Members or those Members acting as Regular Members. Any resolutions shall be adopted by simple majority of votes. In the event of a tied vote, the Director-President shall have a deciding vote. The outturn of its resolutions shall be set forth in a Book of Minutes, and all Minutes shall be signed by all individuals present thereat.

Article 9. The duties and powers of the Board of Directors are: (1) To conduct and manage the Company with ample powers and all rights that, according to the laws and these By-Laws, are not reserved for the General Meetings of the Shareholders; (2) To appoint Managers, Factors and other officers, to establish their powers, station and salaries, to grant them special or general powers of attorney for the purposes the Board may deem appropriate, entrusting to them the use of the Company's name and the power to engage, [***] actively and passively, the Company; (3) To call the Annual General Meetings of the Shareholders; (4) To acquire the control, joint ownership, possession, location and any kind of rights on real estate, title, shares and securities outstanding in the trade, either by purchase, sale, exchange, lease, commodate, as signment, dation in payment or by any other title, and to alienate or lease such assets, to establish liens on said assets, either real or personal, and for the terms, modes and other conditions which may be agreed upon, entering into, for such purpose, any agreements, and issuing any instruments, certificates and engagements that may be required; (5) To acquire the assets and liabilities of companies already established or to be established, engaged in business operations similar to those of the Company, to acquire their property or shares in full or in part; to enter into lawful agreements of any type; to take out insur-

[NOTARY STAMP]               [NOTARY STAMP]                       [NOTARY STAMP]
/s/                          /s/                                  /s/
-------------------          -------------------                  --------------

[NOTARY STAMP]

[NOTARY STAMP]

once against all risks, to deposit funds in saving accounts or in public or private securities; (6) To issue, draw, accept, endorse, underwrite, intervene in, protest, pay and execute any type of trade and credit instruments, bills of exchange, promissory notes, payment orders, paper, letters of credit; to open checking accounts with or without supply of funds; to draw checks against such accounts and to overdraw with authorization; to discount, collect, cash and endorse any kind of certificates, securities, obligations and guaranties; to cash and endorse any type special checks; to carry out any kind of steps in connection with the aforesaid transactions, which may be required for preserving the credit status, its force or validity; to conduct transaction, with ample powers, in respect of certificates and securities of any kind, including debentures; (7) To collect and cash, to grant rebates, remissions, set-offs, to award respites in connection with any debts in favor of the Company; to effect all kinds of trade payments and settlements, even those which do not pertain to simple management; to borrow, with any kind of real or personal appropriate guaranties; to receive any kind of deposits, to give all security, guaranties or bonds required for the transaction of the Company's business; to perform any kind of bank transactions, such as deposits, checking accounts, discounts, import/export transactions, for the conduction of the Company's activity; (8) To accept or give mandates and representations or steps of any kind, to give special or general powers of attorney for management or other specific purposes, as well as for instituting criminal action or filing criminal complaints or offenses committed against the interests of the Company, to revoke expand or restrict such instruments; to request rendering [***] accounts and render same; to accept creditor meeting resolutions, rebates or respites and adjudgment of property; to request, [***] or appear at bankrupticies or call of creditors, to submit cases to arbitrators, arbitral courts or amicable "compositeurs"; to waive appeals, instances and other remedies, and to acquired rights under the statute of limitations; to compromise and settle to any extent it may be lawfully possible with respect to the debts or claims of the Company, to appear in any kind of proceedings on behalf of the Company, as plaintiff or defendant, granting, for such purpose, powers of attorney to attorneys at law; (9) To record the Company with any kind of registries; to apply for concessions, trademarks, patents, privileges, and to enter

[NOTARY STAMP]                                  [NOTARY STAMP]
/s/                                             /s/
--------------------------                      -------------------------------

[NOTARY STAMP]

into any kind of agreements and arrangements with the Government; (10) To submit at any proper Meetings of the Shareholders any kind of documents, proposals concerning dividends or investment thereof, and payment of final dividends; (11) To carry out any act and to enter into any agreement, without any restriction whatsoever, which may be, at their sole criteria, appropriate or necessary for achieving the Company's purposes; to sign any kind of papers, letters or advises in connection with the Company's business; (12) To solve all cases not provided for herein, rendering account thereof at the next General Meeting of the Shareholders.- The preceding listing is not restrictive, and the Board of Directors shall be entitled to carry out any and all acts of management or disposal that may be conducive to the achievement of the Company's purposes, even those acts which require a special power of attorney, such as those mentioned in Article 884 of the Civil Code.- The Board shall establish the internal Regulations of its operation and the higher staff.

Article 10. The Members of the Board of Directors shall hold their office as long as the newly elected officers - as appointed by the General Meeting of the Shareholders - are not qualified therefore.

Article 11 - Use of the Company Name - To engage the Company, the joint signature of the President and a Regular Director will be necessary. In the event of resignation, impediment and/or absence of the President, the joint signature of the Vice-President and one Regular Director will be required. In this manner, the Company shall be represented and engaged and bound in all acts, transactions and agreements, thus committing it both actively and passively. The representation of the Company in acts other than sale, credits of any type and/or amount, liens or conveyance of items of the fixed assets, shall be exercised by the President with his single signature.-

[NOTARY STAMP]

TITLE V - GENERAL MEETINGS OF THE SHAREHOLDERS.

Article 12.- The General Annual Meeting of the Shareholders shall be held each year at the place indicated by the Board, within four months following the closing of the fiscal year. It shall be called in first and second call 10 days in advance at least, by means of announcements published 5 times in a large circulation newspaper of the capital city. There shall be a quorum at first call with the presence of Shareholders representing half plus one of all shares entitled to vote. At second call, the Meeting may be held

[NOTARY STAMP]              [NOTARY STAMP]      [NOTARY STAMP]
/s/                         /s/                 /s/
--------------------------- ------------------  -------------------------------

[NOTARY STAMP]

on a valid basis one hour after the first call, with any number of attendants and shares represented thereat.- Article 13. Following matters, as provided for under Article 1079 of the Civil Code, shall be submitted for approval to the General Annual Meeting of the Shareholders; (1) The Report of the Board, the Inventory, the Balance Sheet, the Statement of Loss & Profit, items that shall be submitted each year by the Board, together with the Controller's Opinion; (2) Establishment of the number, and appointment of Members of the Board and the Controller, if required; (3) Distribution of profits and establishment of remunerations; (4) Any other matters contained in the Agenda.- Article 14. The Extraordinary Meeting of the Shareholders shall be convened at first call with the attendance of Shareholders representing 60% of all shares entitled to vote.- For second [***], the attendance of Shareholders representing at least 30% of all shares entitled to vote shall be required. It shall be the responsibility of the General Extraordinary Meeting of the Shareholders to debate upon, and adopt resolutions concerning, all matters which are not the responsibility of the Annual Meeting of the Shareholders, as well as on amendments of these By-laws, the increase, decrease and repayment of the Company's capital, and any other items mentioned in Article 1080 of the Civil Code.- Article 15. Any Meetings shall be chaired by the President or the individual substituting for him, or, in failure thereof, by either of the Directors present at the Meeting. Any Shareholders may be represented by third parties by means of a simple power of attorney letter, addressed to the Board of Directors, [***] by any other appropriate means. The deposit of shares or of [***] bank certificate on the deposit of said shares shall be made [***] the Company's Treasury, up to three days prior to the date established by the Meeting.- Article 16. Each subscribed-to share [***] to its holder the right to ONE VOTE at the time of adopting resolutions of the Board. All decisions shall be adopted, on any of the matters under debate, by MAJORITY OF VOTES representing more than 50% of the shares present thereat and entitled to vote, with the exception of the matters mentioned in Article 1091 of the Civil Code, for which the affirmative vote of a majority of the Shareholders entitled to vote shall be required.- Article 17. Any decisions of the General Meetings of the Shareholders, adopted in conformity with these By-Laws, shall be binding for all Shareholders, be they dissidents or not, notwithstanding the right

[NOTARY STAMP]

[NOTARY STAMP]                                  [NOTARY STAMP]

/s/                                             /s/
----------------------------                    -------------------------------

established in Article 1092 of the Civil Code.

TITLE VI. Supervision - Article 18. The supervision of the Company shall be performed by a Regular Controller, appointed by the General Meeting of the Shareholders. He shall hold his office for one year. At the same act there shall be appointed an Alternate Controller for the same term, who shall substitute for the Regular' Controller during the latter's impediments. Both may be reelected indefinitely and their powers shall be those set forth in Article 1124 of the Civil Code.

TITLE VII - INVENTORY - BALANCE SHEET - RESERVE FUND.- Article 19.
All Balance Sheets and the Inventory shall abide by any legal end regulatory provision in force. Said documents shall prepared as of the closing of the fiscal year on December 31 of each year. All net and realized profits shall, after deducting a 5% allocated to the Legal Reserve Fund, receive the destination which, by its own initiative or after a proposal of the Board of Directors, may resolve the Meeting of the Shareholders.

TITLE VII - DISSOLUTION OF THE COMPANY - Article 20. Upon expiration of the Company's term or in the event of earlier dissolution thereof, the liquidation shall be carried out by the Board of Directors, with the Controller's intervention, save that the Meeting of the Shareholders should resolve otherwise.

[NOTARY STAMP]

TITLE IX - SUBSCRIPTION AND PAYMENT OF SHARES - Article 21.

The 40 (forty) shares are subscribed to and paid up at this act in following manner: (1) Mr. Jorge Jose Alvarez subscribes to 36 (thirty-six) ordinary shares of Gs 1,000,000 (one million guaranis) each, for an amount of Gs 36,000.000 (thirty-six million guaranis. and (2) Mr. Carlos Eduardo Benitez Balmelli subscribes to 4 (four) ordinary shares of Gs l.000.000 (one million guaranis) each, for the amount of Gs 4,000,000 (four million Guaranis).- At this act, the shareholders pay in cash 25% of the subscribed-to shares, representing an aggregate amount of Ten Million Guaranis.

TITLE X - PRO TEMPORE PROVISIONS.- Article 22. The first Board of Directors of the Company, whose office shall be extended up to the next following General Annual Meeting of the Shareholders, shall keep performing its duties until their substitutes are duly qualified. The Board shall be composed as follows:

(a) President: Jorge Jose Alvarez.

 Vice-President: Carlos

                                                [NOTARY STAMP]
                                                /s/
                                                   ----------------------------

[NOTARY STAMP]

/s/
----------------

Eduardo, Benitez Balmelli: (b) Controllers: Regular Controller: Ricardo Agustin Fabria.- Alternate Controller: Favio E. Rios. Article 23. Either of Messrs. Jorge Jose Alvarez and/or Carlos Eduardo Benitez Balmelli shall be fully empowered, Jointly or either or them, to accept and/or execute, by Notarial Statement, any amendment of the By-laws, suggested by the proper authorities, duly authorized for such purpose. They may further request the recordal of this instrument with the Bureau of Public Registries and entities of the Administration.- Article_24.- While the formalities of registration of the By-Laws are in processing, the Board of Directors appointed under Article 22 hereof shall he empowered, as provided for in Article 1.1 hereof, and in the name and on behalf of the company established hereby, and with the unlimited and Joint liability of the forming partners of "Oceanpar S.A.", to conduct any transactions and legal acts which represent the purpose of the Company, even the purchase of any kind of assets, be they vehicles, real and personal property and/or self-moving property, according to any terms and conditions that may be best for the Company, and with the assurance that their acts, lawfully performed, shall have the pertinent acceptance and confirmation.-

[NOTARY STAMP]

Under the above conditions the company OCEANPAR SOCIEDAD ANONIMA is established, and the parties hereby commit themselves to comply in full with its governing provisions according to the laws.- I advised the duty of recordation.-

After being read by me and ratified by the parties, they affix their signature before me in their usual manner, all of which, of the contents of this Deed, and of the fact that. I have personally received the statement of will of the appearers, I do hereby certify.- CARLOS EDUARDO BENITEZ BALMELLI.- JORGE JOSE ALVAREZ.- GRACIELA DELIA BLANCO DE ALVAREZ.- Before me: NORMA CRISTINA LOPEZ BERNAL. - There follows my seal.-

There follows the Notarial Security Sheet No - 583763, Series D, of the Society of Notaries Public of Paraguay

(signature and stamp of the Notary Public on all pages)

                                                                        ...///..

FRANK M.SAMSON                                                           ENGLISH
OFFICIAL SWORN TRANSLATOR                                                 GERMAN
& Fax 595-21 449-589                                                      FRENCH
Asuncion - Paraguay                                                   PORTUGUESE
                                   TRANSLATION                           ITALIAN
                                                                         SPANISH

                     SOCIETY OF NOTARIES PUBLIC OF PARAGUAY
                               Resolution 106/90
                            Supreme Court of Justice

                              NOTARY PUBLIC'S ACT

Series D                         LEGALIZATION

                                                [NOTARY STAMP]
                                                /s/
                                                   -----------------------------

[NOTARY STAMP]

TRULY CONSISTENT with the original statement [***] 16, page 57 of the Notarial Book, Comm. Sec., Division "A", Notarial registry no 502, with seat in the district of Asuncion, and executed before the N.P. Norma C. Lopez Bernal, in her capacity of Holder of said Registry. I am issuing this first copy for OCEANPAR S.A., this 5th day of December, 1996.

                                              (Sgd): Norma Cristina Lopez Bernal
                                                         Notary Public

(Translator's Note: There is the stamps of the Notary Public, stamp attesting to recordation with the Registry of Legal Parsona a Associations, and a further one attesting to recordation with the Public Registry of Commerce under [***] 689.)

I, the undersigned, DO HEREBY CERTIFY, that the foregoing is a true and accurate English translation of the document in Spanish, attached hereto.--

IN WITNESS WHEREOF, I have hereunto set my hand and seal, in the City of Asuncion Capital of Paraguay, this 4th day of August, A.D. 1998.

[NOTARY STAMP]

[NOTARY STAMP]                                    [NOTARY STAMP]

/s/                                               /s/
------------------------------                    ------------------------------

FRANK M. SAMSON                                                          ENGLISH
OFFICIAL SWORN TRANSLATOR                                                 GERMAN
Aye Las 451, Otie 95                                                      FRENCH
& Fax 595-21 449-589                                                  PORTUGUESE
Asuncion - Paraguay                TRANSLATION                           ITALIAN
                                                                         SPANISH

      SOCIETY OF NOTARIES PUBLIC OP PARAGOAY

                                                [NOTARY STAMP]
                                                /s/
                                                  -----------------------------

                                                [NOTARY STAMP]
                                                /s/
                                                  -----------------------------

Series E                                                    No. 456063/64/65/66/
                                                                     67/68/80/70

FORMATION OF THE COMPANY "OCEANPAR SOCIEDAD ANONIMA"

NUMBER SIXTEEN.- In the City of Asuncion, Capital of the Republic of Paraguay, this 2nd day of December one thousand nine hundred ninety-six, before me, NORMA CRISTINA LOPEZ BERNAL, a Notary Public, with Notarial Registry No 502, in my offices, 1102 Ayolas, personally appear:

I. Mr. CARLOS EDUARDO BENITEZ BALMELLI, a Paraguayan citizen, an attorney at law, married and living in separation of marital as-sets, according to Court Decision No 1460 dated 09.17.96, issued by the Court of First Instance in Civil & Commercial Matters, 5th Chamber, Clerk Daniel Colman M., recorded with Section 14, General Bureau of Public Registries under No 780, on page 780, Series "A", Registry of Dissolution and Liquidation of Marital Societies, on Oct. [***]
This decision is in full force. The party complied with the law on obligatory military service; and

II. Mr. JORGE JOSE ALVAREZ, an Argentine citizen, businessman, married, and his wife, Mrs. GRACIELA DELIA BLANCO (de) ALVAREZ AN Argentine citizen. They prove their identity with the Paraguayan I.D. Cards No 445,975, 3,759,146, and the Argentine National Document No 5,761,808, respectively, domiciled, for the purposes hereof, at 646 25 de Mayo, 7th floor, in this city.

The appearers are residents of this city, which I do hereby certify, And Messrs. Carlos Eduardo Benitez Balmelli and Jorge Jose Alvarez, both of age, state: That they have resolved establishing a stock company in accordance with the laws in force, and implementing this decision, they provide that the company be governed by the laws and following By-Laws:

TITLE I - NAME, ADDRESS, TERM.

Article One: The Appearers hereby establish a company that will bear the name of "OCEANPAR SOCIEDAD ANONIMA", with registered offices in the City of Asuncion, Republic of Paraguay, The Board of Directors shall be empowered to establish branches, agencies, representative offices and other facilities at

                                                [NOTARY STAMP]
                                                /s/
                                                   ----------------------------

any location within or without the country.- Article 2. The Company shall have a term of ninety (90) years counted from the date of recording thereof with the Registry of Legal Persons and Associations, term which may be extended or shortened by decision of an Extraordinary General Meeting of the Shareholders.-

[NOTARY STAMP]

TITLE II - PURPOSE - Article 3. The purpose of the Company shall be to conduct, by its own account or for the account of third parties, or associated with third parties, at any location of the Republic or abroad, following business transactions:- (a) To carry out, within or without the country, transportation services on a regular or non-regular basis, by sea, river and/or lake, of persona or cargo, mail, and/or perform maritime work and/or services in general;
(b) To manage and/or operate vessels owned by the Company or by third parties, as well as to hold the representation of other shipowners; (c) To enter into carriage agreements; (d) To enter into ship operation agreements with other physical and/or legal persons, for attending to and carrying out carriage operations; (e) To act as Steamship Agents and to represent vessels owned by the Company and/or third parties; (f) TO conduct any kind of import/export transactions and rendering of services; (g) To give personal guaranties and property liens for liabilities of third parties; (h) To render services of personnel training in connection with waterborne operations; (i) To operate port terminals, to carry out carriage, transshipments in operations of on-shipment by barge or completion of cargoes; (j) To carry out loading, discharging and stowage operations; (k) To conduct towing operations; (l) To act as brokers for vessels and/or cargoes; (m) To build and/or repair vessels and/or naval artifacts; (n)To exploit public and private concessions of any kind; [***] To represent third parties in any of the forms used in the field of maritime business; (o) To intervene in any setups related to the establishment, operation, management and distribution of new lines that may arise under the policies set by the proper authorities; (p) For the above-mentioned purposes and, in general, for any activity related to the Company's purpose, the Company may become the owner, give vessels or take same in lease, time charter, per voyage, on a barebottom basis, or under any other agreement on use of vessels;
(q) To buy, sell, build, manage and operate city and/or rural real estate, including all operations provided for under the laws and regulations concerning sale by

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apartment ("horizontal property"),(r) To perform any kind of mandates, representations, agencies, commissions, consignations, business factoring and management or property, capital and companies in general; (s) To carry out any operation or activity that may be related to, subsidiary, incidental, supplementary to or required for the main purposes; the Company shall have, for such end, full legal ability for acquiring rights, incur liabilities and to perform those acts which are not prohibited under the laws or these By-Laws.

[NOTARY STAMP]

TITLE III - CAPITAL - SHARES - OBLIGATIONS - Article 4. The Company's capital shall be established in the amount of Forty Million Guaranis (Gs. 40,000,000) fully issued and represented by forty (40) ordinary bearer shares, with, an at par value of One Million Guaranis (Gs. 1,000,000) each share, numbered from 1 through 40. Any share certificates shall contain the specifications provided or under Article 1069 of the Civil Code and those resolved by the Board of Directors, and all shall be signed by the President and one Regular Director. An increase of the Company's capital may be resolved by the Extraordinary General Meeting of the Shareholders.

Article 5. At this act, there, are issued all shares representing the Company's capital, and they shall be subscribed to and paid up in the manner set forth in
Article 21 hereof.-The subscription and holding of shares in the Company shall imply the knowledge and acceptance of these By-Laws, as well as the adherence of any shareholder to all firm resolutions adapted by the Meetings of the Shareholders.

Article 6. The Company shall be entitled to borrow by means of public or private instruments, by the issue of negotiable securities or debentures, by certificates of even amount; any certificate may represent more than one obligation. All obligations or securities shall be registered, The issue, placement and other terms thereof shall be resolved by the Annual General Meeting of the Shareholders, and the timing thereof shall be resolved by the Board of Directors, abiding by all provisions applicable thereto, as established by the Civil Code in its Third Book, Title II, Section V.

[NOTARY STAMP]

TITLE IV - CONDUCTION AND MANAGEMENT - Article 7. The management of the Company shall be the responsibility of a Board of Directors consisting of 2 - 5 regular members, if required, 1-3 alternate members, from among which there shall be elected a President and a Vice-President. All members shall hold their office for one year

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and may be reelected. Their remuneration shall be fixed by the Meeting of the
Shareholders. The Annual Meetings of the Shareholders shall determine the number of regular and alternate members for each fiscal year. In the event of occurring vacancies in such number that the Board of Directors may not be formed, the remaining Directors shall, with the Controller's intervention fill such vacant offices or call a General Meeting of the Shareholders for such purpose.

Article 8. The Board of Directors shall elect its officers at its first meeting after the appointment. The Board of Directors shall hold meetings whenever it is called by the President or any two Directors or by the Controller. It shall validly adopt its resolutions with the presence of half of its Regular Members or those Members acting as Regular Members. Any resolutions shall be adopted by simple majority of votes. In the event of a tied vote, the Director-President shall have a deciding vote. The out turn of its resolutions shall be set forth in a Book of Minutes, and all Minutes shall be signed by all individuals present thereat.

Article 9. The duties and powers of the Board of Directors are: (l) To conduct and manage the Company with ample powers and all rights that, according to the laws and these By-Laws, are not reserved for the General Meetings of the Shareholders; (2) To appoint Managers, Factors and other officers, to establish their powers, station and salaries, to grant them special or general powers of attorney for the purposes the Board may deem appropriate, entrusting to them the use of the Company's name and the power to engage, both actively and passively, the Company; (3) To cell the Annual General Meetings of the Shareholders; (4) To acquire the control, joint ownership, possession, location and any kind of rights on real estate, title, shares and securities outstanding in the trade, either by purchase, sale, exchange, lease, commodate, as sigment, dation in payment or by any other title, and to alienate or lease such assets, to establish liens on said assets, either real or personal, and for the terms, modes and other conditions which may be agreed upon, entering into, for such purpose, any agreements, and issuing any instruments, certificates and engagements that may be required; (5) To acquire the assets and liabilities of companies already established or to be established, engaged in business operations similar to those of the Company, to acquire their property or shares in full or in part; to enter into lawful agreements of any type; to take out insur-

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ance against all risks, to deposit funds in saving accounts or in public or private securities; (6) To issue, draw, accept, endorse, underwrite, intervene in, protest, pay and execute any type of trade and credit instruments, bills of exchange, promissory notes, payment orders, paper, letters of credit; to open checking accounts with or without supply of funds; to draw checks against such accounts and to overdraw with authorization; to discount, collect, cash and endorse any kind of certificates, securities, obligations and guaranties; to cash and endorse any type of special checks; to carry out any kind of steps in connection with the aforesaid transactions, which may be required for preserving the credit status, its force or validity; to conduct transaction, with ample powers, in respect of certificates and securities of any kind, including debentures; (7) To collect and cash, to grant rebates, remissions, set-offs, to award respites in connection with any debts in favor of the Company; to effect all kinds of trade payments and settlements, even those which do not pertain to simple management; to borrow, with any kind of real or personal appropriate guaranties; to receive any kind of deposits, to give all security, guaranties or bonds required for the transaction of the Company's business; to perform any kind of bank transactions, such as deposits, checking accounts, discounts, import/export transactions, for the conduction of the Company's activity; (8) To accept or give mandates and representations or steps of any kind, to give special or general powers of attorney for management or other specific purposes, as well as for instituting criminal action or filing criminal complaints for offenses committed against the interests of the Company, to revoke, expand or restrict such instruments; to request rendering of accounts and render same; to accept creditor meeting resolutions, rebate's or respites and adjustment of property; to request, waive or appear at bankruptcies or call of creditors, to submit cases to arbitrators, arbitral courts or amicable "compositeurs"; to waive appeals, instances and other remedies, and to acquired rights under the statute of limitations; to compromise end settle to any extent it may be lawfully possible with respect to the debts or claims of the Company, to appear in any kind of proceedings on behalf of the Company, as plaintiff or defendant, granting, for such purpose, powers of attorney to attorneys at law; (9) To record the Company with any kind of registries; to apply for concessions, trademarks, patents, privileges, and to enter

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into any kind of agreements and arrangements with the Government; (10) To submit at any proper Meetings of the Shareholders any kind of documents, proposals concerning dividends or investment thereof, and payment of final dividends; (11) To carry out any act and to enter into any agreement, without any restriction whatsoever, which may be, at their sole criteria, appropriate or necessary for achieving the Company's purposes; to sign any kind of papers, letters or advises in connection with the Company's business; (12) To solve all cases not provided for herein, rendering account thereof at the next General Meeting of the Shareholders.- The preceding listing is not restrictive, and the Board of Directors shall be entitled to carry out any and all acts of management or disposal that may be conducive to the achievement of the Company's proposes, even those acts which require a special power of attorney, such as those mentioned in Article 884 of the Civil Code.- The Board shall establish the internal Regulations of its operation and the higher staff.- Article 10. The Members of the Board of Directors shall hold their office as long as the newly elected officers - as appointed by the General Meeting of the Shareholders - are not qualified therefor.

Article 11 - Use of the Company Name - To engage the Company, the joint signature of the President and a Regular Director will be necessary. In the event of resignation, impediment and/or absence of the President, the joint signature of the Vice-President and one Regular Director will be required. In this manner, the Company shall be represented and engaged and bound in all acts, transactions and agreements, thus committing it both actively and passively. The representation of the Company in acts other than sale, credits of any type and/or amount, liens or conveyance of items of the fixed assets, shall be exercised by the President with his single signature.-

[NOTARY STAMP]

TITLE V - GENERAL MEETINGS OF THE SHAREHOLDERS.- Article 12.-The General Annual Meeting of the Shareholders shall be held each year at the place indicated by the Board, within four months following the closing of the fiscal year. It shall be called in first and second call 10 days in advance at least, by means of announcements published 5 times in a large circulation newspaper of the capital city. There shall be a quorum at first call with the presence of Shareholders representing half plus one of all shares entitled to vote. At second call, the Meeting may be held

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on a valid basis one hour after the first call, with any number of attendants and shares represented thereat.

Article 13. Following matters, as provided for under Article 1079 of the Civil Code, shall be submitted for approval to the General Annual Meeting of the Shareholders; (l) The Report of the Board, the Inventory, the Balance Sheet, the Statement of Loss & Profit, items that shall be submitted each year by the Board, together with the Controller's Opinion; (2) Establishment of the number, and appointment of Members of the Board and the Controller, if required; (3) Distribution of profits and establishment of remunerations; (4) Any other matters contained in the Agenda.

Article 14. The Extraordinary Meeting of the Shareholders shall be convened at first call with the attendance of Shareholders representing 60% of all shares entitled to vote. For second [***], the attendance of Shareholders representing at least 30% of all shares entitled to vote shall be required. It shall be the responsibility of the General Extraordinary Meeting of the Shareholders to debate upon, and adopt resolutions concerning, all matters which are not the responsibility, of the Annual Meeting of the Shareholders, as well as on amendments of these By-Laws, the increase, decrease and repayment of the Company's capital, and any other items mentioned in Article 1080 of the Civil Code.

Article 15. Any Meetings shall be chaired by the President or the individual substituting for him, or, in failure thereof, by either of the Directors present at the Meeting. Any Shareholders may be represented by third parties by means of a simple power of attorney letter, addressed to the Board of Directors, or by any other appropriate means. The deposit of shares or of a bank certificate on the deposit of said shares shall be made [***] the Company's Treasury, up to three days prior to the date established by the Meeting.

Article 16. Each subscribed-to share awards to its holder the right to ONE VOTE at the time of adopting resolutions of the Board. All decisions shall be adopted, on any of the matters under debate, by MAJORITY OF VOTES representing more than 50% of the shares present thereat and entitled to vote, with the exception of the matters mentioned in Article 1091 of the Civil Code, for which the affirmative vote of a majority of the Shareholders entitled to vote shall be required.

Article 17. Any decisions of the General Meetings of the Shareholders, adopted in conformity with these By-Laws, shall be binding for all Shareholders, bo they dissidents or not, notwithstanding the right

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established in Article 1092 of the Civil Code.-

[NOTARY STAMP]

TITLE VI.- Supervision - Article 18. The supervision of the Company shall be performed by a Regular Controller, appointed by the General Meeting of the Shareholders. He shall hold his office for one year. At the same act there shall be appointed an Alternate Controller for the same term, who shall substitute for the Regular Controller during the letter's impediments. Both may be reelected indefinitely and their powers shall be those set forth in Article 1124 of the Civil Code.-

TITLE VII - INVENTORY - BALANCE SHEET - RESERVE FUND.- Article 19. All Balance Sheets end the Inventory shall abide by any legal and regulatory provisions in force. Said documents shall prepared as of the closing of the fiscal year on December 31 of each year. All net and realized profits shall, after deducting a 5% allocated to the Legal Reserve Fund, receive the destination which, by its own initiative or after a proposal of the Board of Directors, may resolve the Meeting of the Shareholders.

TITLE VIII - DISSOLUTION OF THE COMPANY - Article 20. Upon expiration of the Company's term or in the event of earlier dissolution thereof, the liquidation shall be carried out by the Board of Directors, with the Controller's intervention, save that the Meeting of the Shareholders should resolve otherwise.

[NOTARY STAMP]

TITLE IX - SUBSCRIPTION AND PAYMENT OF SHARES - Article 21.- The 40 (forty) shares are subscribed to and paid up at this act in following manner; (1) Mr. Jorge Jose Alvarez subscribes to 36 (thirty-six) ordinary shares of Gs 1,000,000 (one million guaranis) each, for an amount of Gs 36,000,000 (thirty-six million guaranties), and (2) Mr. Carlos Eduardo Benitez Balmelli subscribes to 4 (four) ordinary shares of Gs 1,000,000 (one million guaranis) each, for the amount of Gs 4,000,000 (four million Guaranis).- At this act, the shareholders pay in cash 25% of the subscribed- to shares, representing an aggregate amount of Ten Million Guar anis.-

TITLE X - PRO TEMPORE PROVISIONS.- Article 22. The first Board of Directors or the Company, whose office shall be extended up to the next following General Annual Meeting of the Shareholders, shall keep performing its duties until their substitutes are duly qualified. The Board shall be composed as follows:-(a) Presidents: Jorge Jose Alvarez.- Vice-Presidents Carlos

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Eduardo Benitez Balmelli; (b) Controllers: Regular Controller; Ricardo Agustin
Fabria.- Alternate Controller; Favio E. Rios.

Article 23. Either of Messrs. Jorge Jose Alvarez and/or Carlos Eduardo Benitez Balmelli shall be fully empowered, Jointly or either of them, to accept and/or execute, by Notarial Statement, any amendment of the By-Laws, suggested by the proper authorities, duly authorized for such purpose. They may further request the recordal of this instrument with the Bureau of Public Registries and entities of the Administration.

Article 24. While the formalities of registration of the By-Laws are in processing, the Board of Directors appointed under Article 22 hereof shall be empowered, as provided for in Article 11 hereof, and in the name and on behalf of the company established hereby, and with the unlimited and joint liability of the forming partners of "Oceanpar S.A.", to conduct any transactions and legal acts which represent the purpose of the Company, even the purchase of any kind of assets, be they vehicles, real and personal property and/or self-moving property, according to any terms and conditions that may be best for the Company, and with the assurance' that their acts, lawfully performed, shall have the pertinent acceptance and confirmation.

Under the above conditions the company OCEANPAR SOCIEDAD ANONIMA is established, and the parties hereby [***]commit themselves to comply in full with its governing provisions according to the" laws.- I advised the duty of recordation.

After being read by me and ratified by the parties, they affix their signature before me in their usual manner, all of which, of the contents of this Deed, and of the fact that I have personally received the statement of will of the appearers, I do hereby certify.- CARLOS EDUARDO BENITEZ BALMELLI.- JORGE JOSE ALVAREZ,- GRACIELA DELIA BLANCO DE ALVAREZ.- Before me: NORMA CRISTINA LOPEZ BERNAL.- there follows my seal.

[NOTARY STAMP]

There follows the Notarial Security Sheet No - 583763, Series D, of the Society of Notaries Public of Paraguay

(Signature and stamp of the Notary Public on all pages)

                                                                        ...///..
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                                  -10-

                                                                         ENGLISH
                                                                          GERMAN
FRANK M. SAMSON                                                           FRENCH
OFFICIAL SWORN TRANSLATOR                                              PORTUGESE
& Fax 595-21 449-589                                                     ITALIAN
Asuncion - Paraguay               TRANSLATION                            SPANISH
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                     SOCIETY OF NOTARIES PUBLIC OF PARAGUAY

                                Resolution 106/90

                            Supreme Court of Justice

                               NOTARY PUBLIC'S ACT

                                                      [NOTARY STAMP]
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Series D                        LEGALIZATION                          No. 583763

[NOTARY STAMP]

TRULY CONSISTENT with the original statement No. 16, page 57 of the Notarial Book, Comm, Sec., Division "A", Notarial Registry No. 502, with seat in the district of Asuncion, and executed before the N.P. Norma C. Lopez Bernal, in her capacity of Holder of said Registry. I am issuing this first copy for OCEANPAR S.A., this 5th day of December, 1996.-

                                              (Sgd): Norma Cristina Lopez Bernal

                                                        Notary Public

(Translator's Note: There is the stamps of the Notary Public, a stamp attesting to recordation with the Registry of Legal Persons & Associations, and a further one attesting to recordation with the Public Registry of Commerce under No. 689.)

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I, the undersigned, DO HEREBY CERTIFY, that the foregoing is a true and accurate
English translation of the document in Spanish, attached hereto.- IN WITNESS WHEREOF, I have hereunto set my hand and seal, in the City of Asuncion, Capital of Paraguay, this 4th day of August, A.D. 1998.-

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  LA SECRETARIA GENERAL DE LA CORTE SUPREMA
DE JUSTICIA, DA FE QUE LA FIRMA QUE ANTECEDE
OBRANTE EN PAPEL SIMPLE CON ESTAMPILLA
COMERCIAL No. Y TASA JUDICIAL
No. 234728., ES AUTENTICA Y PERTENECE  A
FRANK M. SAMSON
[***]
[***]
[***]
                                                            [NOTARY STAMP]
    ASUNCION, 5 de [***]  de 1998                           /s/
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